UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 16, 2009

ELIZABETH ARDEN, INC.

(Exact name of registrant as specified in its charter)

Florida	1-6370	59-0914138

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 S.W. 145 Avenue, Miramar, Florida	33027

(Address of principal executive offices	(Zip Code)

Registrant's telephone number, including area code:	(954) 364-6900

____________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

Item 2.02   Results of Operations and Financial Condition

        On January 16, 2009, Elizabeth Arden, Inc. (the "Company") issued a press release to announce preliminary results for its second fiscal quarter ended December 31, 2008, and to revise the Company's previously announced earnings and net sales guidance for the six months and fiscal year ending June 30, 2009.

        A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(c) Exhibits
99.1	Press release of Elizabeth Arden, Inc., dated January 16, 2009.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELIZABETH ARDEN, INC.

Date: January 16, 2009	/s/ Stephen J. Smith

Stephen J. Smith Executive Vice President and Chief Financial Officer